UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

                  Investment Company Act file number 811-03287

                           New Alternatives Fund, Inc.
               (Exact name of registrant as specified in charter)

                         150 Broadhollow Road, Suite PH2
                            Melville, New York 11747
               (Address of principal executive offices) (Zip code)

                         David J. Schoenwald, President
                           New Alternatives Fund, Inc.
                         150 Broadhollow Road, Suite PH2
                            Melville, New York 11747
                     (Name and address of agent for service)

        Registrant's telephone number, including area code: 631-423-7373

                      Date of fiscal year end: December 31

                   Date of reporting period: December 31, 2008

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

The Report to Shareholders is attached herewith.


(NEW ALTERNATIVES FUND, INC. LOGO)

                           NEW ALTERNATIVES FUND, INC.
                 A SOCIALLY RESPONSIBLE MUTUAL FUND EMPHASIZING
                     ALTERNATIVE ENERGY AND THE ENVIRONMENT

                                     ANNUAL
                                FINANCIAL REPORT

                                DECEMBER 31, 2008

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution unless preceded or accompanied by a prospectus for the Fund.

THE FUND                       150 Broadhollow Road   Melville, New York 11747    (800) 423-8383   (631) 423-7373
Shareholder's Services (PNC)   PO Box 9794            Providence, RI 02940        (800) 441-6580   (610) 382-7819
Overnight Address              101 Sabin Street       Pawtucket, RI 02860
PFPC Distributors, Inc.        760 Moore Road         King of Prussia, PA 19406

                                 Recycled Paper

                           NEW ALTERNATIVES FUND, INC.
                MANAGEMENT'S DISCUSSION OF FINANCIAL PERFORMANCE
                                FOR THE YEAR 2008

FUND PERFORMANCE: The Fund declined 44.85% for the year ended December 31, 2008. The Net Asset Value started at $57.28 on January 1, 2008 and went down to $31.41 by year end. A dividend of $0.18 was paid to shareholders during the year and there were no capital gain distributions. The Fund's net assets declined from approximately $302 million at the beginning of the year to approximately $184 million by year end. However, the number of shares outstanding increased during the year from 5,266,358 to 5,866,871 for a total increase of just over 11%.

FACTORS AFFECTING THE FUND: Most of the factors which contributed to the Fund's strong growth for the last two years rapidly reversed direction in 2008 as a result of the market turmoil in both the U.S. and abroad. The price of oil started out at $95.98 per barrel at the beginning of the year, peaked near $150 and then plunged to $41.76 at year end. During 2007 and the first six months of 2008, the Euro gained value against the dollar, going from $1.30 in January 2007 to $1.57 by July 2008. A number of the Fund's European stocks are valued in Euros and this helped fuel the increase in the Fund's value during that period. The exchange rate changed direction after July and by December 2008 the Euro was worth $1.35. This decline in value, along with the falling prices of many of these companies, compounded the Fund's losses for the year.

The year started with a degree of optimism about the growth prospects for alternate energy companies, tempered by concern about what proved to be the elevated valuation of alternate energy stock prices. It ended with generally depressed stock valuations, concern about the sustainability of earnings in light of a recession and a credit crisis. However, in response to the emerging economic crisis, Congress finally passed the Investment Tax Credit legislation that extended and expanded financial support for alternate energy installations. The incoming Obama administration is seen as being more supportive of clean energy and environmental issues than the Bush administration. These events gave the alternative energy sector a small boost at the end of 2008.

PORTFOLIO HOLDINGS AND CHANGES: At year end, approximately 64% of the Fund's net assets were invested in foreign companies and approximately 3.7% of net assets were held in cash and cash equivalents.

The largest concentration of the Fund's holdings was in companies whose business related to the production of electricity from wind. The next largest areas of concentration were energy conservation and the distribution of clean water.

ALTERNATE ENERGY:

WIND/HYDRO POWER: The Fund's wind turbine holdings include Vestas Wind Systems (Denmark), Gamesa Corporacion Tecnologica (Spain) and Acciona (Spain). The market for wind turbines appeared to be strong globally until late in the year. Then, in October, turbine manufacturer Gamesa announced it would temporarily close some of its factories because of uncertain demand. Weeks later, Florida Power & Light (not a Fund holding), a nuclear utility with substantial presence in the U.S. wind industry, announced it would develop fewer wind projects than had been anticipated due to the credit crisis.

The share prices of companies which generate electricity using renewables were mixed, but generally stronger than shares of companies which manufactured equipment for renewable power generation. At year end, a reasonably large portion of the Fund's portfolio was invested in shares of renewable energy power producers including Iberdrola Renovables (Spain), EDP Renovaveis SA (Spain), EDF Energies Nouvelles SA (France), Acciona, Brookfield Asset Management (Canada), TrustPower Ltd. (New Zealand), Hafslund ASA (Norway) and Canadian Hydro Developers (Canada).

SOLAR: There was an abysmal performance by most pure play solar energy companies in 2008. By year end, we had reduced the Fund's investments in solar photovoltaic (PV) cell related investments. We sold our holdings in Orkla ASA (Norway), Q-Cells (Germany) and Renewable Energy Corporation AS (Norway).

We kept both Kyocera (Japan) and equipment provider Applied Materials. We added shares of First Solar, an American producer of thin film solar panels. Particularly disappointing, beyond general solar industry and credit crisis concerns, was the revelation that one of the Fund's holdings, Sharp Corporation (Japan), had been involved in a price fixing scheme involving LCD television screens and will be required to pay a substantial fine for their activity. We sold our holdings of Sharp.

Our investments in companies developing solar thermal energy facilities -- Solar Millennium (Germany), Abengoa (Spain), and Acciona -- fared better than the PV companies, but not by much. This year Abengoa resumed plans to build one of the world's largest solar thermal plants (280 megawatts) at Gila Bend, Arizona. Abengoa also began work on two smaller industrial solar thermal installations in the United States. One, on the Navajo Indian reservation in Arizona, will be operated by the U.S. Department of Energy to treat ground water contaminated by uranium mining. The second is a small demonstration project at the Steinway & Sons piano factory in Queens, New York to provide humidity control and cooling important for the manufacture of the company's renowned pianos.

GEOTHERMAL: The Fund's two geothermal energy related holdings, Ormat Technologies and WFI Industries (Canada) held up reasonably well, although each was down for the year.

BIO-FUEL: Abengoa is the only company in the Fund's portfolio at year end in the difficult biofuel and ethanol market. This profitable company is also involved in developing solar thermal projects and international water projects. The company's solar thermal projects have been slowed down by the general difficulties in credit markets, and Abengoa's efforts to develop cellulosic ethanol (to supplement conventional crop-based feed stocks) do not yet appear commercial.

Earlier in 2008, we sold our shares of SunOpta, which is developing apparatus for utilizing cellulosic material for ethanol. The company, which is also involved in the natural foods business, was named in several shareholder class action lawsuits and lost a lawsuit involving Abengoa related to the cellulosic ethanol equipment.

FUEL CELLS AND HYDROGEN: The Fund owns shares of one pure play fuel cell company, FuelCell Energy (stationery fuel cells for distributed energy). Although the company is not yet profitable, the firm appears to be the most promising survivor among those in this industry.

HYBRID AUTOMOBILE COMPONENTS: The Fund's portfolio includes three companies involved in the production of hybrid autos. The companies are Denso Corporation (Japan) and Panasonic (Japan), which manufacture components, including batteries, for the Toyota Prius, and Johnson Controls. Johnson Controls is a U.S. company which manufactures energy control equipment and is also manufacturing Lithium-ion batteries for use in hybrid or plug-in electric autos. Shares of all these companies declined in 2008 from the impact of the depressed automotive industry. In December, Panasonic arranged to buy competing electronics manufacturer Sanyo and strengthen its position in the production of rechargeable batteries and solar panels.

OCEAN & MARINE ENERGY: Several of the Fund's portfolio companies advanced the development of marine energy sources. Ocean Power Technologies and Renewable Energy Holdings (United Kingdom) are development state companies with systems to harness the power of waves. Iberdrola Renovables is using an apparatus developed by Ocean Power Technologies, while EDF Energies is also using a system developed by Renewable Energy Holdings. In addition, EDF Energies has a separate tidal demonstration project with a private firm called OpenHydro. EDP Renovaveis is working with a wave device called Pelamis, which was developed by a private Scottish company called Ocean Power Delivery.

ENERGY CONSERVATION: The Fund owns shares of twelve companies (approximately 18.3% of net assets) which have roles in conserving energy. Owens Corning manufactures insulation as well as fiberglass used in windmill blades. The decline in construction activity is a headwind for companies whose products are geared toward saving energy in buildings and factories. Owens Corning has also launched a program involving German and Belgian companies to help communities in the U.S. and abroad reduce energy use in residential and commercial buildings.

Two companies in the Fund's portfolio, Schneider Electric SA (France) and Johnson Controls, manufacture control systems to conserve electric power use. Koninklijke Phillips Electronics (Netherlands) manufactures compact florescent bulbs and LEDs (Light Emitting Diodes-highly energy efficient lighting) which are becoming more widely used for energy conservation. The Fund's other energy conservation-related holdings included: Baldor Electric, which makes efficient electric motors; Stantec (Canada), an architectural services firm which designs energy-saving buildings; Telvent GIT (Spain), which makes computer systems for energy use and transportation flow efficiency; Itron, Inc., which makes metering systems for water, gas and electrical distribution; and Eaga PLC (England), which installs energy efficiency and insulation systems in homes and coordinates a government sponsored program that helps people reduce their energy bills through conservation measures.

We sold Saint Gobain (France), one of our holdings in the conservation segment. Saint Gobain manufactures insulation and glass products, primarily in the building industry. The Company agreed to pay substantial fines and penalties after it was determined that it was involved in a price-fixing scheme involving its automobile glass division. We believe the company's products are good, but their business behavior and the impact of the required payment of financial penalties during the present credit crisis was too damaging.

NATURAL GAS UTILITIES: We increased our shares of the Fund's holdings of two natural gas utilities. Northwest Natural Gas and South Jersey Industries are both in jurisdictions where regulators support energy conservation. These utilities provide income and stability to the portfolio. South Jersey Industries has a division which taps gas from landfills and another which uses cogeneration to produce electricity.

WATER: The Fund continued to own shares of six companies providing their customers with water or water related apparatus. American Water Works is the largest public U.S. water utility. CIA SaneamentoBasico (Brazil) is one of the largest water and sewage service providers in the world. These utilities provide the Fund with relatively stable income. The water-related equipment manufacturers include Badger Meter, Gorman-Rupp, a producer of water pumping systems and equipment, Befesa (Spain), and Hyflux (Singapore), a company providing water purification equipment and services in China and Southeast Asia.

NATURAL FOOD: The Fund's sole natural food investment is the retailer Whole Foods Markets. The share price performance of Whole Foods was poor in the fourth quarter.

CASH AND TREASURY HOLDINGS: We ended the year with approximately 3.4% of net assets in cash. We owned no short-term U.S. Treasury Bills because the interest rates were nominal.

INCOME FROM DIVIDENDS AND INTEREST/EXPENSES: Investment dividend income increased while interest income decreased substantially. Interest income decreased by $1,156,209 or 78.77%, and dividend income (net of any foreign taxes) increased by $1,612,599 or 71.54%. The Fund's net ordinary investment income dividend decreased from $0.34 to $0.18 per share this year.

On the expense side, the Fund's cost of operations increased considerably. Amounts paid to the investment advisor, Accrued Equities Inc. (the "Advisor"), and PNC Global Investment Servicing ("PNC") (the Fund's accounting agent, transfer agent, custodian and administrator) are largely based on net assets. While the Fund's net asset value decreased precipitously in the last four months of 2008, the overall level of net assets was higher, on average, for the entire year. In the case of PNC in its role as transfer agent, costs increased based on the additional number of shareholder accounts established during the year. The amount paid to independent counsel and to independent directors also increased. Total Fund expenses increased by $783,980 or 39.5%. The Fund's operating expense ratio increased from 0.95% in 2007 to 1.09% in 2008.

REALIZED AND UNREALIZED CAPITAL GAIN/LOSS: The Fund did not distribute any net realized capital gains during 2008. The Fund distributed capital gains of $1.02 per share in the prior year. The Fund ended the year with net unrealized losses of approximately $62.3 million.

CORPORATE GOVERNANCE AND REGULATORY: The Fund's Directors re-approved the investment advisory agreement with the Advisor at the annual Directors meeting on June 13, 2008. The factors considered by the Directors included the Advisor's independent and purchased research, familiarity and experience with the Fund's area of concentration and the Fund's reasonable expense ratio given its small size. Also considered were the Advisor's efforts in coordinating relationships with outside service providers in the areas of transfer agency, fund accounting, custodial services and auditing, as well as efforts to obtain reasonable rates for commissions on trading of the Fund's portfolio securities. The Directors also considered the Advisor's efforts to maintain good relations and communications with Fund shareholders and its efforts to comply with changing securities regulations.

The Fund's seven Directors (four of whom are considered "Independent") were elected by shareholders at a Special Shareholder Meeting held on April 18, 2008. At the June 13, 2008 Board of Directors meeting, Maurice Schoenwald resigned as Chairperson of the Board. He will remain a Fund Director and will continue to work for the Advisor. Vice Chairperson Sharon Reier will serve as acting Chairperson until a new Chairperson is elected by the Board (David Schoenwald was elected Chairperson of the Board at the January 30, 2009 Directors meeting).

In October of 2008, independent Fund Director Murray Rosenblith joined the staff of the Advisor and thus became an "Interested" Director. As such, he will continue on the Board but must resign from the Audit Committee (Murray Rosenblith resigned from the Audit Committee at the January 30, 2009 Directors meeting). Murray comes to the Fund's management with over thirty years of experience as an activist, administrator, fund raiser and financial manager in the peace, social justice and environmental movements. He has worked with a number of organizations including the War Resisters League, the Hudson River Sloop Clearwater, the Clamshell Alliance, the Stop Shoreham Campaign, the Riverside Church Disarmament Program, National Mobilization for Survival and the National Network of Grantmakers. For the last 24 years he was the Executive Director of the A.J. Muste Memorial Institute in New York, a publicly supported foundation promoting nonviolence as the means to achieve progressive social change.

Following a shareholder vote of approval at the Special Shareholder Meeting on April 18, 2008, the Fund's Certificate of Incorporation was amended to increase the number of shares of capital stock authorized from eight million to forty million and reduce the par value of the shares from $1.00 to $0.01.

STRATEGY: The Fund's strategy continues to seek long-term appreciation by investing in clean energy, energy conservation, alternate or renewable energy and environmentally oriented companies -- with concern for socially responsible behavior in the U.S. and globally.

NEW ALTERNATIVES FUND GROWTH OF $10,000 VS. THE S&P 500(R) INDEX AND THE RUSSELL 2000(R) INDEX

--------------------------------------------------------------------------------
                  AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/08
                  -------------------------------------------

                                      1 YEAR          5 YEAR          10 YEAR
                                     --------         -------         -------
New Alternatives Fund (N.A.V.)       (44.85)%          4.00%           4.32%
New Alternatives Fund (Load)         (47.47)%          2.99%           3.81%
S&P 500(R)                           (36.98)%         (2.18)%         (1.38)%
Russell 2000(R) Index                (33.79)%         (0.93)%          3.02%

--------------------------------------------------------------------------------


                                (PERFORMANCE GRAPH)

                    NEW ALTERNATIVES    NEW ALTERNATIVES
                     FUND (N.A.V.)          FUND (LOAD)    RUSSELL 2000(R)   S&P 500(R)
                    ----------------    ----------------   ---------------   ----------
12/31/98              $10,000.00           $ 9,526.00         $10,000.00     $10,000.00
January 31, 1999        9,698.67             8,801.07          10,133.00      10,418.00
February 28, 1999       9,456.90             8,581.67           9,312.23      10,094.00
March 31, 1999          9,607.57             8,718.40           9,457.50      10,497.76
April 30, 1999         10,430.97             9,465.60          10,304.89      10,904.02
May 31, 1999           10,756.84             9,761.30          10,455.34      10,646.69
June 30, 1999          11,103.71            10,076.08          10,927.92      11,237.58
July 31, 1999          11,240.36            10,200.08          10,628.50      10,886.97
August 31, 1999        10,939.03             9,926.64          10,235.24      10,832.53
September 30, 1999     10,865.45             9,859.87          10,237.29      10,535.72
October 31, 1999       10,578.14             9,599.14          10,279.26      11,202.63
November 30, 1999      10,501.05             9,529.19          10,892.93      11,430.05
December 31, 1999      10,846.56             9,842.72          12,126.02      12,103.28
January 31, 2000       12,816.62            11,630.46          11,930.79      11,495.69
February 29, 2000      14,215.20            12,899.60          13,900.56      11,278.42
March 31, 2000         14,519.73            13,175.95          12,984.51      12,381.45
April 30, 2000         13,098.59            11,886.33          12,202.84      12,008.77
May 31, 2000           12,527.13            11,367.76          11,491.42      11,762.59
June 30, 2000          14,294.15            12,971.24          12,493.47      12,053.13
July 31, 2000          14,380.62            13,049.71          12,091.18      11,865.10
August 31, 2000        16,674.01            15,130.85          13,013.74      12,601.92
September 30, 2000     18,873.39            17,126.68          12,631.13      11,936.54
October 31, 2000       17,335.71            15,731.31          12,067.79      11,886.41
November 30, 2000      14,869.38            13,493.23          10,828.42      10,949.76
December 31, 2000      16,459.71            14,936.38          11,758.59      11,003.41
January 31, 2001       16,918.14            15,352.38          12,371.21      11,394.03
February 28, 2001      15,096.37            13,699.22          11,559.66      10,354.90
March 31, 2001         15,538.86            14,100.75          10,994.39       9,698.40
April 30, 2001         17,344.69            15,739.45          11,854.15      10,451.96
May 31, 2001           18,349.25            16,651.05          12,145.76      10,521.99
June 30, 2001          16,336.13            14,824.24          12,564.79      10,266.30
July 31, 2001          14,809.36            13,438.77          11,885.04      10,165.20
August 31, 2001        13,832.70            12,552.50          11,501.15       9,528.86
September 30, 2001     12,927.79            11,731.34           9,953.09       8,758.93
October 31, 2001       13,717.09            12,447.59          10,535.35       8,926.22
November 30, 2001      13,816.75            12,538.03          11,350.79       9,610.87
December 31, 2001      14,414.81            13,080.74          12,051.13       9,695.44
January 31, 2002       13,654.82            12,391.08          11,925.80       9,553.89
February 28, 2002      13,251.99            12,025.53          11,599.03       9,369.50
March 31, 2002         14,597.54            13,246.56          12,531.59       9,721.79
April 30, 2002         14,294.37            12,971.44          12,645.63       9,132.36
May 31, 2002           13,330.89            12,097.13          12,084.17       9,064.78
June 30, 2002          12,026.88            10,913.80          11,484.79       8,419.37
July 31, 2002          10,282.65             9,331.00           9,750.59       7,763.50
August 31, 2002        10,174.67             9,233.02           9,726.21       7,814.74
September 30, 2002      9,597.41             8,709.18           9,027.87       6,965.28
October 31, 2002        9,871.51             8,957.91           9,317.66       7,578.22
November 30, 2002      10,623.19             9,640.03          10,148.80       8,024.58
December 31, 2002      10,156.56             9,216.58           9,583.51       7,552.73
January 31, 2003        9,749.63             8,847.31           9,318.05       7,354.85
February 28, 2003       9,682.50             8,786.40           9,036.64       7,244.53
March 31, 2003          9,606.98             8,717.86           9,153.22       7,314.80
April 30, 2003         10,194.31             9,250.84          10,020.94       7,917.54
May 31, 2003           10,827.78             9,825.68          11,096.19       8,334.79
June 30, 2003          10,894.90             9,886.59          11,297.03       8,441.48
July 31, 2003          10,899.10             9,890.40          12,004.22       8,590.05
August 31, 2003        11,394.14            10,339.63          12,554.02       8,757.55
September 30, 2003     11,507.40            10,442.41          12,321.77       8,664.72
October 31, 2003       12,350.64            11,207.60          13,356.79       9,155.15
November 30, 2003      12,304.49            11,165.72          13,830.96       9,235.71
December 31, 2003      12,544.57            11,383.59          14,111.73       9,719.66
January 31, 2004       12,760.05            11,579.13          14,724.18       9,898.06
February 29, 2004      12,967.09            11,767.00          14,856.70      10,035.64
March 31, 2004         12,920.61            11,724.83          14,994.86       9,884.10
April 30, 2004         12,823.43            11,636.64          14,230.13       9,728.92
May 31, 2004           12,869.91            11,678.81          14,456.38       9,862.21
June 30, 2004          13,043.14            11,836.02          15,065.00      10,054.05
July 31, 2004          12,620.62            11,452.60          14,051.12       9,721.26
August 31, 2004        12,629.08            11,460.27          13,979.46       9,760.15
September 30, 2004     13,034.69            11,828.34          14,635.10       9,865.55
October 31, 2004       13,224.83            12,000.89          14,923.41      10,016.50
November 30, 2004      13,820.57            12,541.49          16,217.27      10,422.17
December 31, 2004      14,215.64            12,900.00          16,697.30      10,776.52
January 31, 2005       14,126.48            12,819.09          16,001.02      10,513.57
February 28, 2005      14,406.71            13,073.39          16,271.44      10,734.36
March 31, 2005         14,037.31            12,738.17          15,806.08      10,544.36
April 30, 2005         13,897.19            12,611.02          14,900.39      10,344.02
May 31, 2005           14,563.82            13,215.95          15,876.37      10,672.96
June 30, 2005          15,030.87            13,639.78          16,489.19      10,687.90
July 31, 2005          15,370.55            13,948.02          17,534.61      11,085.49
August 31, 2005        15,625.31            14,179.21          17,210.22      10,984.61
September 30, 2005     15,841.86            14,375.71          17,263.57      11,073.59
October 31, 2005       15,001.16            13,612.82          16,728.40      10,888.66
November 30, 2005      15,434.25            14,005.83          17,539.73      11,300.25
December 31, 2005      15,485.80            14,052.61          17,459.04      11,303.64
January 31, 2006       17,490.07            15,871.38          19,025.12      11,603.18
February 28, 2006      18,159.65            16,479.00          18,971.85      11,634.51
March 31, 2006         18,667.46            16,939.81          19,891.98      11,779.94
April 30, 2006         19,507.81            17,702.38          19,888.01      11,937.80
May 31, 2006           18,636.00            16,911.26          18,770.30      11,593.99
June 30, 2006          18,406.80            16,703.28          18,890.43      11,610.22
July 31, 2006          18,024.83            16,356.65          18,276.49      11,682.20
August 31, 2006        18,546.12            16,829.69          18,817.48      11,960.24
September 30, 2006     18,456.25            16,748.14          18,973.66      12,268.81
October 31, 2006       19,094.37            17,327.21          20,066.54      12,668.78
November 30, 2006      20,199.86            18,330.38          20,594.29      12,909.48
December 31, 2006      20,723.71            18,805.75          20,662.25      13,090.22
January 31, 2007       21,653.46            19,649.46          21,007.31      13,288.14
February 28, 2007      22,016.88            19,979.24          20,841.36      13,028.22
March 31, 2007         23,187.34            21,041.37          21,064.36      13,173.88
April 30, 2007         24,220.92            21,979.30          21,443.52      13,757.48
May 31, 2007           25,471.61            23,114.24          22,322.70      14,237.62
June 30, 2007          25,967.17            23,563.94          21,996.79      14,001.13
July 31, 2007          26,240.90            23,812.34          20,492.21      13,567.10
August 31, 2007        25,693.44            23,315.54          20,957.38      13,770.47
September 30, 2007     27,274.50            24,750.27          21,317.85      14,285.48
October 31, 2007       28,713.97            26,056.52          21,929.67      14,512.76
November 30, 2007      27,722.86            25,157.14          20,355.12      13,905.99
December 31, 2007      27,672.57            25,111.51          20,342.91      13,809.48
January 31, 2008       23,613.01            21,427.65          18,955.52      12,981.19
February 29, 2008      23,365.07            21,202.66          18,252.27      12,559.43
March 31, 2008         24,080.04            21,851.46          18,328.93      12,505.17
April 30, 2008         25,640.43            23,267.43          19,096.91      13,114.17
May 31, 2008           26,740.40            24,265.61          19,973.46      13,284.00
June 30, 2008          24,750.92            22,460.25          18,435.51      12,164.16
July 31, 2008          23,822.76            21,617.99          19,117.62      12,061.86
August 31, 2008        23,620.26            21,434.23          19,807.77      12,236.27
September 30, 2008     19,345.00            17,554.64          18,229.09      11,145.90
October 31, 2008       13,717.54            12,447.99          14,437.44       9,273.95
November 30, 2008      13,721.65            12,451.73          12,729.49       8,608.54
December 31, 2008      15,258.48            13,846.32          13,467.80       8,700.13

PERFORMANCE QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THAT SHOWN HERE. PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END IS AVAILABLE AT WWW.NEWALTERNATIVESFUND.COM. THE PERFORMANCE QUOTED REFLECTS A DEDUCTION FOR THE MAXIMUM FRONT-END SALES CHARGE OF 4.75%.

The Fund's gross annual operating expenses, as stated in the current prospectus is 0.95%.

The S&P 500(R) and the Russell 2000(R) indices are unmanaged stock market indices and do not reflect any asset-based charges for investment management or transaction expenses.

   The accompanying notes are an integral part of these financial statements.

                           NEW ALTERNATIVES FUND, INC.
                              FUND EXPENSE EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six months ended December 31, 2008.

ACTUAL EXPENSES

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Six Months Ended December 31, 2008" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Note: The Fund's Transfer Agent, PNC Global Investment Servicing (U.S.), Inc. charges an annual IRA maintenance fee of $15 for IRA accounts. That fee is not reflected in the accompanying table.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if transactional costs were included, your costs would have been higher.

                           NEW ALTERNATIVES FUND, INC.

                                        Beginning          Ending         Expenses Paid During
                                      Account Value     Account Value       Six Months Ended
                                       July 1, 2008   December 31, 2008    December 31, 2008*
                                      -------------   -----------------   --------------------
Actual                                  $1,000.00         $  616.50               $4.55
Hypothetical
(assumes 5% return before expenses)     $1,000.00         $1,019.44               $5.70

* Expenses are equal to the Fund's annualized expense ratio for the six-month period (1.12%), multiplied by the average account value over the period, multiplied by the number of days (184) in the most recent fiscal half year, then divided by the days in the year (366) to reflect the half year period. The Fund's ending account value on the first line in the table is based on its actual total return of (38.35%) for the six-month period of July 1, 2008 to December 31, 2008.

                           NEW ALTERNATIVES FUND, INC.
                           PORTFOLIO HOLDINGS SUMMARY
                                DECEMBER 31, 2008
                                   (UNAUDITED)

SECTOR DIVERSIFICATION                             % OF NET ASSETS      VALUE
                                                   ---------------   ------------
Alternate Energy:
   Renewable Energy Power Producers & Developers         26.6%       $ 48,910,758
   Wind Turbines                                         10.1          18,614,218
   Wind & Hydro Power Producers                           7.0          12,976,842
   Geothermal                                             5.5          10,161,577
   Solar                                                  5.3           9,751,169
   Wind Power Related                                     0.3             541,993
   Ocean Energy/Waves                                     0.1             195,961
   Fuel Cells                                             0.0              38,800
Energy Conservation                                      18.3          33,602,259
Water                                                    11.5          21,238,528
Natural Gas Distribution                                  9.3          17,039,300
Recycling                                                 1.1           2,093,707
Engineering & Construction                                0.8           1,485,000
Natural Foods                                             0.6           1,180,000
Certificates of Deposit                                   0.3             500,000
Other Assets in Excess of Liabilities                     3.2           5,927,362
                                                       ------        ------------
                                                       100.00%       $184,257,474
                                                       ======        ============

                     TOP TEN COMMON STOCK PORTFOLIO HOLDINGS
                                DECEMBER 31, 2008
                                   (UNAUDITED)

NAME                                     % OF NET ASSETS
----                                     ---------------
Iberdrola Renovables (Spain)                   5.75%
Acciona (Spain)                                5.71
Vestas Wind Systems (Denmark)                  5.54
South Jersey Industries, Inc.                  5.41
EDP Renovaveis SA (Spain)                      5.28
Schneider Electric SA (France)                 5.20
EDF Energies Nouvelles SA (France)             4.95
American Water Works Co., Inc.                 4.82
Ormat Technologies, Inc.                       4.76
Gamesa Corporacion Tecnologica (Spain)         4.57
                                              -----
   Total Top Ten                              51.99%
                                              =====

                           NEW ALTERNATIVES FUND, INC.
                             SCHEDULE OF INVESTMENTS
                                DECEMBER 31, 2008

                                                              SHARES         VALUE
                                                            ---------   --------------
COMMON STOCKS -- 96.5%
ALTERNATE ENERGY -- 54.9%
   RENEWABLE ENERGY POWER PRODUCERS & DEVELOPERS -- 26.6%
   Abengoa (Spain)                                            500,000   $    8,201,279
   Acciona (Spain)                                             85,000       10,515,708
   EDF Energies Nouvelles SA (France)                         260,000        9,125,660
   EDP Renovaveis SA (Spain)*                               1,400,000        9,736,169
   Electrificaciones del Norte (Spain)                         61,100          602,167
   Iberdrola Renovables (Spain)*                            2,500,000       10,599,110
   Martifer SGPS SA (Portugal)*                                25,000          130,665
                                                                        --------------
                                                                            48,910,758
                                                                        --------------
   WIND TURBINES -- 10.1%
   Gamesa Corporacion Tecnologica (Spain)                     475,000        8,411,871
   Vestas Wind Systems (Denmark)*                             180,000       10,202,347
                                                                        --------------
                                                                            18,614,218
                                                                        --------------
   WIND & HYDRO POWER PRODUCERS -- 7.0%
   Brookfield Asset Management, Inc., Class A (Canada)        375,000        5,726,250
   Canadian Hydro Developers, Inc. (Canada)*                1,500,000        3,620,899
   Hafslund ASA, Class A (Norway)                             150,000        1,467,417
   TrustPower Ltd. (New Zealand)                              500,000        2,162,276
                                                                        --------------
                                                                            12,976,842
                                                                        --------------
   GEOTHERMAL -- 5.5%
   Ormat Technologies, Inc.                                   275,000        8,764,250
   WFI Industries Ltd. (Canada)                                75,000        1,397,327
                                                                        --------------
                                                                            10,161,577
                                                                        --------------
   SOLAR -- 5.3%
   Applied Materials, Inc.                                    125,000        1,266,250
   First Solar, Inc.*                                          15,000        2,069,400
   Kyocera Corp. (Japan) ADR                                   25,000        1,809,250
   Solar Millennium (Germany)*                                275,000        4,606,269
                                                                        --------------
                                                                             9,751,169
                                                                        --------------

   The accompanying notes are an integral part of these financial statements.

                           NEW ALTERNATIVES FUND, INC.
                       SCHEDULE OF INVESTMENTS (CONTINUED)
                                DECEMBER 31, 2008

                                                      SHARES       VALUE
                                                     --------   ------------
   WIND POWER RELATED -- 0.3%
   Hansen Transmissions International (Belgium)*      225,000   $    377,680
   NGK Insulators Ltd. (Japan)                         15,000        164,313
                                                                ------------
                                                                     541,993
                                                                ------------
   OCEAN ENERGY/WAVES -- 0.1%
   Ocean Power Technologies, Inc.*                     15,000        100,350
   Renewable Energy Holdings PLC (United Kingdom)*    175,000         95,611
                                                                ------------
                                                                     195,961
                                                                ------------
   FUEL CELLS -- 0.0%
   FuelCell Energy, Inc.*                              10,000         38,800
                                                                ------------
TOTAL ALTERNATE ENERGY                                           101,191,318
                                                                ------------
ENERGY CONSERVATION -- 18.3%
   Baldor Electric Co.                                175,000      3,123,750
   Denso Corp. (Japan)                                 50,000        810,811
   Eaga PLC (United Kingdom)                          175,000        363,572
   Energy Recovery, Inc.*                              15,000        113,700
   Itron, Inc.*                                        25,000      1,593,500
   Johnson Controls, Inc.                             250,000      4,540,000
   Koninklijke Philips Electronics (Netherlands)      250,000      4,967,500
   Owens Corning, Inc.*                               250,000      4,325,000
   Panasonic Corp. (Japan) ADR                        100,000      1,244,000
   Schneider Electric SA (France)                     130,000      9,577,426
   Stantec, Inc. (Canada)*                             60,000      1,482,000
   Telvent GIT (Spain)                                100,000      1,461,000
                                                                ------------
                                                                  33,602,259
                                                                ------------
WATER -- 11.5%
   American Water Works Co., Inc.                     425,000      8,874,000
   Badger Meter, Inc.                                 100,000      2,902,000
   Befesa Medio Ambiente (Spain)*                      30,200        503,333
   CIA SaneamentoBasico (Brazil) ADR                  275,000      6,657,750
   Gorman-Rupp Co.                                     50,000      1,556,000
   Hyflux Ltd. (Singapore)                            600,000        745,445
                                                                ------------
                                                                  21,238,528
                                                                ------------

   The accompanying notes are an integral part of these financial statements.

                           NEW ALTERNATIVES FUND, INC.
                       SCHEDULE OF INVESTMENTS (CONTINUED)
                                DECEMBER 31, 2008

                                                      SHARES        VALUE
                                                     --------   ------------
NATURAL GAS DISTRIBUTION -- 9.3%
   Northwest Natural Gas Co.                          160,000   $  7,076,800
   South Jersey Industries, Inc.                      250,000      9,962,500
                                                                ------------
                                                                  17,039,300
                                                                ------------
RECYCLING -- 1.1%
   Commercial Metals Co.                              100,000      1,187,000
   Sims Group Ltd. (Australia)                         75,000        906,707
                                                                ------------
                                                                   2,093,707
                                                                ------------
ENGINEERING & CONSTRUCTION -- 0.8%
   Quanta Services, Inc.*                              75,000      1,485,000
                                                                ------------
NATURAL FOODS -- 0.6%
   Whole Foods Market, Inc.                           125,000      1,180,000
                                                                ------------
TOTAL COMMON STOCKS (COST $240,094,014)                          177,830,112
                                                                ------------

                                                       PAR
                                                     --------
CERTIFICATES OF DEPOSIT -- 0.3%
SOCIALLY CONCERNED BANKS -- 0.3%
   Alternatives Federal Credit Union
      0.34% due 01/31/09                             $100,000        100,000
   Carver Federal Savings Bank
      0.00% due 01/31/09                              100,000        100,000
   Chittenden Bank (Vermont National Bank)
      2.25% due 12/03/09                              100,000        100,000
   Self-Help Credit Union
      2.24% due 02/10/09                              100,000        100,000
   South Shore Bank
      1.80% due 01/11/09                              100,000        100,000
                                                                ------------
TOTAL CERTIFICATES OF DEPOSIT (COST $500,000)                        500,000
                                                                ------------

   The accompanying notes are an integral part of these financial statements.

                           NEW ALTERNATIVES FUND, INC.
                       SCHEDULE OF INVESTMENTS (CONCLUDED)
                                DECEMBER 31, 2008

                                                                   VALUE
                                                                ------------
TOTAL INVESTMENTS (COST $240,594,014) -- 96.8%                  $178,330,112
Other Assets in Excess of Liabilities -- 3.2%                      5,927,362
                                                                ------------
NET ASSETS -- 100.0%                                            $184,257,474
                                                                ============

*    Non-income producing security

ADR--American  Depositary  Receipt

PLC--Public Limited Company

   The accompanying notes are an integral part of these financial statements.

                           NEW ALTERNATIVES FUND, INC.
                       STATEMENT OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2008

                                             ASSETS
Investment securities at fair value (cost: $240,094,014) (Notes 2A and 5) ......   $177,830,112
Certificates of Deposit at amortized cost ......................................        500,000
Cash ...........................................................................      6,276,134

Receivables:
   Capital stock subscribed ....................................................      1,255,910
   Dividends ...................................................................        298,809
   Interest ....................................................................          5,649
Prepaid insurance & registration fees ..........................................         17,841
                                                                                   ------------
Total Assets ...................................................................    186,184,455
                                                                                   ------------
                                          LIABILITIES
Payables:
   Investment securities purchased .............................................         23,562
   Capital stock reacquired ....................................................      1,303,493
   Distributions ...............................................................        239,118
   Management fees .............................................................         79,039
   Accrued expenses and other liabilities ......................................        281,769
                                                                                   ------------
Total Liabilities ..............................................................      1,926,981
                                                                                   ------------
NET ASSETS .....................................................................   $184,257,474
                                                                                   ============
                                     ANALYSIS OF NET ASSETS
Net capital paid in shares of capital stock ....................................   $267,002,053
Undistributed net investment income ............................................             43
Accumulated net realized loss on investments ...................................    (20,479,690)
Net unrealized depreciation of translation of other assets and liabilities in
   foreign currency ............................................................         (1,030)
Net unrealized depreciation on investments .....................................    (62,263,902)
                                                                                   ------------
NET ASSETS .....................................................................   $184,257,474
                                                                                   ============
Net asset value and redemption price per share ($184,257,474/5,866,871 shares of outstanding capital stock, 40 million shares authorized with
   a par value of $0.01 per share) .............................................   $      31.41
                                                                                   ============
Maximum offering price per share (100/95.25 of $31.41) .........................   $      32.98
                                                                                   ============

   The accompanying notes are an integral part of these financial statements.

                           NEW ALTERNATIVES FUND, INC.
                             STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 2008

INVESTMENT INCOME:
Dividends (net of $421,205 foreign taxes withheld) ................................   $   3,866,739
Interest ..........................................................................         311,654
                                                                                      -------------
Total Income ......................................................................       4,178,393
                                                                                      -------------
EXPENSES:
Management fee (Note 4) ...........................................................       1,289,612
Transfer agent fees ...............................................................         482,100
Administration and accounting fees ................................................         251,867
Postage and printing fees .........................................................         212,714
Custodian fees ....................................................................         168,536
Legal fees ........................................................................         167,751
Registration fees .................................................................          96,939
Compliance service fees ...........................................................          36,879
Directors' fees ...................................................................          22,855
Audit fees ........................................................................          20,000
Insurance fees ....................................................................          10,465
Other expenses ....................................................................           7,786
                                                                                      -------------
Total Expenses ....................................................................       2,767,504
                                                                                      -------------
NET INVESTMENT INCOME .............................................................       1,410,889
                                                                                      -------------

NET REALIZED AND UNREALIZED GAIN/(LOSS) FROM INVESTMENTS AND FOREIGN CURRENCY
   RELATED TRANSACTIONS:

REALIZED GAIN/(LOSS) FROM INVESTMENTS AND FOREIGN CURRENCY RELATED TRANSACTIONS
   (NOTES 2B & 6):
Net realized loss from investments ................................................     (19,296,272)
Net realized loss from foreign currency transactions ..............................        (354,649)
                                                                                      -------------
Net Realized Loss .................................................................     (19,650,921)
                                                                                      -------------
NET CHANGE IN UNREALIZED APPRECIATION/(DEPRECIATION) OF INVESTMENTS AND FOREIGN
   CURRENCY RELATED TRANSACTIONS:
Net change in unrealized appreciation/(depreciation) on investments ...............    (134,757,340)
Net change in unrealized appreciation/(depreciation) on foreign currency
   translations ...................................................................           2,534
                                                                                      -------------
Net change in unrealized appreciation/(depreciation) ..............................    (134,754,806)
                                                                                      -------------
Net Realized and Unrealized Loss on Investments and Foreign Currency Related
   Transactions ...................................................................    (154,405,727)
                                                                                      -------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS ..............................   $(152,994,838)
                                                                                      =============

   The accompanying notes are an integral part of these financial statements.

                           NEW ALTERNATIVES FUND, INC.
                       STATEMENTS OF CHANGES IN NET ASSETS

                                                                                        FOR THE             FOR THE
                                                                                       YEAR ENDED         YEAR ENDED
                                                                                   DECEMBER 31, 2008   DECEMBER 31, 2007
                                                                                   -----------------   -----------------
INVESTMENT ACTIVITIES:
Net investment income ..........................................................     $   1,410,889       $   1,738,479
Net realized gain/(loss) from investments and foreign currency transactions ....       (19,650,921)          4,574,820
Net change in unrealized appreciation/(depreciation) on
   investments and foreign currency translations ...............................      (134,754,806)         45,586,314
                                                                                     -------------       -------------
Net increase/(decrease) in net assets derived from operations ..................      (152,994,838)         51,899,613
                                                                                     -------------       -------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
Dividends from net investment income ...........................................        (1,056,197)         (1,740,608)
Distributions from net realized capital gains ..................................                --          (5,226,102)
                                                                                     -------------       -------------
Total dividends and distributions to shareholders ..............................        (1,056,197)         (6,966,710)
                                                                                     -------------       -------------
CAPITAL SHARE TRANSACTIONS:
Net increase from capital transactions (Note 3) ................................        36,658,750         139,681,450
                                                                                     -------------       -------------
TOTAL INCREASE/(DECREASE) IN NET ASSETS: .......................................      (117,392,285)        184,614,353
NET ASSETS:
Beginning of the year ..........................................................       301,649,759         117,035,406
                                                                                     -------------       -------------
END OF THE YEAR* ...............................................................     $ 184,257,474       $ 301,649,759
                                                                                     =============       =============

* Includes undistributed net investment income of $43 and $0 for the years ended 12/31/08 and 12/31/07, respectively.

   The accompanying notes are an integral part of these financial statements.

                           NEW ALTERNATIVES FUND, INC.
                              FINANCIAL HIGHLIGHTS
                STATEMENT OF PER SHARE INCOME AND CAPITAL CHANGES
          FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR

                                                                      For the Years Ended December 31,
                                                       --------------------------------------------------------------
                                                          2008         2007         2006         2005         2004
                                                       ----------   ----------   ----------   ----------   ----------
Net asset value at beginning of year                   $    57.28   $    43.91   $    34.46   $    33.48   $    29.69
                                                       ----------   ----------   ----------   ----------   ----------
INVESTMENT OPERATIONS
Net investment income                                        0.24         0.34         0.18         0.18         0.17
Net realized & unrealized gain/(loss) on investments       (25.93)       14.39        11.47         2.81         3.79
                                                       ----------   ----------   ----------   ----------   ----------
Total from investment operations                           (25.69)       14.73        11.65         2.99         3.96
                                                       ----------   ----------   ----------   ----------   ----------
DISTRIBUTIONS
From net investment income                                  (0.18)       (0.34)       (0.18)       (0.18)       (0.17)
From net realized gain on investments                          --        (1.02)       (2.02)       (1.83)          --
                                                       ----------   ----------   ----------   ----------   ----------
Total distributions                                         (0.18)       (1.36)       (2.20)       (2.01)       (0.17)
                                                       ----------   ----------   ----------   ----------   ----------
Net asset value as of end of the year                  $    31.41   $    57.28   $    43.91   $    34.46   $    33.48
                                                       ==========   ==========   ==========   ==========   ==========
Total return
(Sales load not reflected)                                 (44.85)%      33.53%       33.83%        8.94%       13.34%
Net assets, end of year (in thousands)                 $  184,257   $  301,650   $  117,035   $   64,765   $   52,615
Ratio of operating expenses to average net assets            1.09%        0.95%        1.25%        1.28%        1.32%
Ratio of net investment income to average net assets         0.56%        0.82%        0.51%        0.65%        0.65%
Portfolio turnover                                          25.67%       14.24%       39.83%       52.09%       50.05%
Number of shares outstanding at end of year             5,866,871    5,266,358    2,665,296    1,879,695    1,565,049

   The accompanying notes are an integral part of these financial statements.

                           NEW ALTERNATIVES FUND, INC.
                          NOTES TO FINANCIAL STATEMENTS
                      FOR THE YEAR ENDED DECEMBER 31, 2008

1) ORGANIZATION - New Alternatives Fund, Inc. (the "Fund") was incorporated under the laws of the State of New York on January 17, 1978 and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. The Fund commenced operations on September 3, 1982. The investment objective of the Fund is to seek long-term capital appreciation by investing in common stocks of companies that are oriented to a clean environment with a special interest in alternative energy. The Fund concentrates at least 25% of its total assets in common stocks of companies which have an interest in alternative energy. There is no limitation on the percentage of assets invested in the U.S. or abroad.

2) ACCOUNTING POLICIES - The following is a summary of significant accounting policies followed by the Fund.

     A. PORTFOLIO VALUATION - The Fund's net asset value ("NAV") is calculated once daily at the close of regular trading hours on the New York Stock Exchange ("NYSE") (generally 4:00 p.m. Eastern time) on each day the NYSE is open. Securities held by the Fund are valued using the closing price or the last sale price on a national securities exchange or on the National Association of Securities Dealers Automatic Quotation System ("NASDAQ") market system where they are primarily traded. If there were no sales on that day or the securities are traded on other over-the-counter markets, the mean of the last bid and asked prices prior to the market close is used. Short-term debt securities having a remaining maturity of 60 days or less are amortized based on their cost.

     Non-U.S. equity securities are valued based on their most recent closing market prices on their primary market and are translated from the local currency into U.S. dollars using current exchange rates.

     If the market price of a security held by the Fund is unavailable at the time the Fund prices its shares at 4:00 p.m. Eastern time, the Fund will use the "fair value" of such security as determined in good faith by the Advisor pursuant to procedures adopted by the Fund's Board of Directors (the "Board").

     The Fund has adopted the provisions of Statement of Financial Accounting Standards No. 157 ("SFAS 157") as of the beginning of the current fiscal year. This standard clarifies the definition of fair value for financial reporting, establishes a framework for measuring fair value and requires additional disclosures about the use of fair value measurements. To increase consistency and comparability in fair value measurements and related disclosures, the Fund utilizes a fair value hierarchy which prioritizes the inputs to valuation techniques used to determine fair value into three broad levels.

-    Level 1 - quoted prices in active markets for identical securities

- Level 2 - prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

- Level 3 - prices determined using significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The following is a summary of the inputs used, as of December 31, 2008, in valuing the Fund's assets carried at fair value:

                                                  INVESTMENTS      OTHER
                                                      IN         FINANCIAL
VALUATION INPUTS                                  SECURITIES    INSTRUMENTS
----------------                                 ------------   -----------
Level 1 -- Quoted Prices                         $178,330,112       $ --
Level 2 -- Other Significant Observable Inputs             --         --
Level 3 -- Significant Unobservable Inputs                 --         --
                                                 ------------       ----
Total                                            $178,330,112       $ --
                                                 ============       ====

B. FOREIGN CURRENCY TRANSLATION - Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. If foreign currency translations are not available, the foreign exchange rate(s) will be valued at fair market value using procedures approved by the Fund's Board.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid.

Foreign Securities -- There are certain risks resulting from investing in foreign securities in addition to the usual risks inherent in domestic investments. Such risks include future political, economic and currency exchange developments including investment restrictions and changes in foreign laws.

C. SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME - Security transactions are accounted for on the trade date (date order to buy or sell is executed). The cost of investments sold is determined by use of a first in, first out basis for both financial reporting and income tax purposes in determining realized gains and losses on investments.

D. INVESTMENT INCOME AND EXPENSE RECOGNITION - Dividend income is recorded as of the ex-dividend date. Interest income, including amortization/accretion of premium and discount, is accrued daily. Expenses are accrued on a daily basis.

E. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS - Dividends from net investment income and distributions from net realized capital gains, if any, will be declared and paid at least annually to shareholders and recorded on ex-date. Income dividends and capital gain distributions are determined in accordance with U.S. federal income tax regulations which may differ from accounting principles generally accepted in the United States of America.

F. U.S. TAX STATUS - No provision is made for U.S. income taxes as it is the Fund's intention to qualify for and elect the tax treatment applicable to regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to its shareholders which will be sufficient to relieve it from U.S. income and excise taxes.

G. USE OF ESTIMATES IN THE PREPARATION OF FINANCIAL STATEMENTS - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

H. OTHER - In the normal course of business, the Fund may enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is dependent on claims that may be made against the Fund in the future, and therefore, cannot be estimated; however, based on experience, the risk of material loss for such claims is considered remote.

3) CAPITAL STOCK - There are 40,000,000 shares of $0.01 par value capital stock authorized. On December 31, 2008, there were 5,866,871 shares outstanding. Aggregate paid-in capital including reinvestment of dividends was $267,002,053. Transactions in capital stock were as follows:

                                    FOR THE YEAR ENDED         FOR THE YEAR ENDED
                                     DECEMBER 31, 2008          DECEMBER 31, 2007

                                  Shares        Amount        Shares       Amount
                                ----------   ------------   ---------   ------------
Capital stock sold               2,474,760   $113,180,488   2,999,232   $161,162,985
Reinvestment of distributions       26,295        833,242      89,305      5,114,997
Redemptions                     (1,900,542)   (77,354,980)   (487,475)   (26,596,532)
                                ----------   ------------   ---------   ------------
Net Increase                       600,513   $ 36,658,750   2,601,062   $139,681,450
                                ==========   ============   =========   ============

4) MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES - Accrued Equities, Inc. (the "Advisor"), a registered investment advisor and broker-dealer, serves as investment advisor to the Fund pursuant to an Investment Management and Advisory Agreement (the "Advisory Agreement"), as amended. The Fund pays the Advisor an annual management fee of 1.00% of the first $10 million of average net assets; 0.75% of the next $20 million; 0.50% of assets over $30 million and less than $100 million; and 0.45% of assets over $100 million. The annualized expense ratio for the year ended December 31, 2008 was 1.09%. The Fund pays no remuneration to its officers, David Schoenwald and Maurice Schoenwald, who are also Interested Directors of the Fund and officers of the Advisor. On July 1, 2006, the Fund entered into an Underwriting Agreement with PFPC Distributors, Inc. to serve as the principal underwriter and PFPC Distributors, Inc. entered into a Sub-Distribution Agreement with Accrued Equities, Inc. The Fund charges a maximum front-end sales charge of 4.75% on most new sales. The commission is shared with other brokers who actually sell new shares. Their share of the commission may vary. Accrued Equities, Inc. received $280,329 in sales charges for the year ended December 31, 2008. PFPC Distributors, Inc., the Fund's principal underwriter, and Accrued Equities, Inc., the Fund's co-distributor, received $148,202 and $296,403, respectively, in underwriting fees for the year ended December 31, 2008.

5) DIRECTORS' FEES - For the year ended December 31, 2008, the Fund paid directors' fees and out of pocket expenses of $22,855 to its Directors who are not "interested persons" of the Fund, as that term is defined in the 1940 Act (the "Independent Directors").

Effective January 1, 2008, each Independent Director receives an annual fee of $3,500 for their services as Independent Directors of the Fund. Each member of the Audit Committee receives an additional $500 annual fee and Mr. Pumphrey, Chairperson of the Audit Committee, receives an additional $500. As Vice-Chairperson, Ms. Reier receives an additional fee of $1,000. The Independent Directors also receive reimbursement of "coach" travel expenses for travel in excess of 500 miles to attend Board Meetings. The Interested Directors and officers of the Fund, other than the Chief Compliance Officer, do not receive compensation from the Fund for their services. Interested Directors of the Fund are paid for their services by the Advisor.

6) PURCHASES AND SALES OF SECURITIES - For the year ended December 31, 2008, the aggregate cost of securities purchased totaled $129,629,242. Net realized gains (losses) were computed on a first in, first out basis. The amount realized on sales of securities for the year ended December 31, 2008 was $60,783,967.

7) FEDERAL INCOME TAX INFORMATION - At December 31, 2008, federal tax cost and aggregate gross unrealized appreciation and depreciation of securities held by the Fund were as follows:

Cost of investments for tax purposes         $240,605,271
                                             ------------
Gross tax unrealized appreciation            $  6,744,454
Gross tax unrealized depreciation             (69,019,613)
                                             ------------
Net unrealized depreciation on investments   $(62,275,159)
                                             ============

The tax character of distributions paid during 2008 and 2007 were as follows:

                             2008         2007
                          ----------   ----------
Distribution paid from:
Ordinary Income           $1,056,197   $1,741,387
Long-term Capital Gain            --    5,712,964*
                          ----------   ----------
                          $1,056,197   $7,454,351
                          ==========   ==========

*    Includes use of equalization debits of $487,641.

The following permanent differences as of December 31, 2008, attributable to transactions involving foreign securities and currencies, were reclassified to the following accounts:

Increase Accumulated Net Realized Gain (Loss)   $ 354,649
Decrease Undistributed Net Investment Income     (354,649)

For federal income tax purposes, distributions from net investment income and short-term capital gains are treated as ordinary income dividends.

As of December 31, 2008, the components of distributable earnings on a tax basis were as follows:

   Undistributed Ordinary Income                             $         43
   Undistributed Capital Gains/(Capital Loss Carryforward)    (20,468,433)
** Net Unrealized Depreciation on
      Investments and Currencies                              (62,276,189)
                                                             ------------
                                                             $(82,744,579)
                                                             ============

** The primary difference between distributable earnings on a book and tax basis is primarily related to wash sales.

As of December 31, 2008, the Fund has a capital loss carryforward of $20,468,433 which can be used to offset future capital gains. This capital loss carryforward will expire on December 31, 2016 if it is not utilized against future capital gains.

FASB Interpretation No. 48 ("FIN 48"), Accounting for Uncertainty in Income Taxes, sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has analyzed the Fund's tax positions and has concluded that no provision for income tax is required in the Fund's financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. However, management's conclusions regarding the adoption of FIN 48 may be subject to review and adjustment at a later date based on factors including, but not limited to, further implementation guidance from the FASB, new tax laws, regulations and administrative interpretations (including court decisions). Each of the Fund's federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

8) NEW ACCOUNTING PRONOUNCEMENT - In March 2008, Statement of Financial Accounting Standards No. 161, "Disclosures about Derivative Instruments and Hedging Activities" ("SFAS 161"), was issued and is effective for fiscal years and interim periods beginning after November 15, 2008. SFAS 161 is intended to improve financial reporting for derivative instruments by requiring enhanced disclosure that enables investors to understand how and why a fund uses derivatives, how derivatives are accounted for, and how derivative instruments affect a fund's results of operations and financial position. Management is currently evaluating the impact of SFAS 161 on financial statement disclosures, if any.

(BRIGGS, BUNTING & DOUGHERTY, LLP LOGO)

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE SHAREHOLDERS AND BOARD OF DIRECTORS OF
NEW ALTERNATIVES FUND, INC.

We have audited the accompanying statement of assets and liabilities of New Alternatives Fund, Inc., including the schedule of investments, as of December 31, 2008, and the related statement of operations for the year then ended and the statements of changes in net assets and the financial highlights for each of the years in the two year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the years in the three year period ended December 31, 2006 were audited by other auditors whose report dated February 20, 2007 expressed an unqualified opinion on such financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2008 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overail financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of New Alternatives Fund, Inc. as of December 31, 2008, the results of its operations for the year then ended and the changes in its net assets and its financial highights for each of the years in the two year period then ended, in conformity with accounting principles generally accepted in the United States of America.


                                          /s/ Briggs, Bunting & Dougherty, LLP

                                          BRIGGS, BUNTING & DOUGHERTY, LLP

PHILADELPHIA, PENNSYLVANIA
FEBRUARY 24, 2009

                                OTHER INFORMATION
                                   (UNAUDITED)

1) PROXY VOTING - The Fund has proxy voting policies which are available, without charge, upon request by calling the Fund at 800-423-8383. Information regarding how the Fund voted proxies during the most recent twelve month period ended June 30 is available (1) without charge, upon request, by calling the Fund at 800-423-8383 and (ii) on the SEC's website at http://www.sec.gov.

2) QUARTERLY PORTFOLIO SCHEDULES - The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year (quarters ended March 31 and September 30) on Form N-Q. The Fund's Form N-Q's are available on the SEC website at http://www.sec.gov and may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. Information on the operation of the SEC Public Reference Room may be obtained by calling 1-800-SEC-0330.

                           NEW ALTERNATIVES FUND, INC.
                     SHAREHOLDER TAX INFORMATION (UNAUDITED)

During the fiscal year ended December 31, 2008, the following dividends and distributions per share were paid by the Fund:

Ordinary Income           $0.18
Long-Term Capital Gains      --

The Fund paid foreign taxes of $391,890 and recognized foreign source income of $1,142,203. Pursuant to Section 853 of the Internal Revenue Code, the Fund designates such amounts as having been paid in connection with dividends distributed from investment taxable income during the year ended December 31, 2008.

For the year ended December 31, 2008, certain dividends may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. For individual shareholders, 100% of their ordinary income dividends for the Fund may qualify for the maximum tax rate of 15%. Complete information will be computed and reported in conjunction with your Form 1099-DIV.

For corporate shareholders, 88.50% of the ordinary income dividends qualify for the dividends received deduction.

Shareholders are advised to consult their own tax advisors with respect to the tax consequences of their investments in the Fund.

MANAGEMENT OF THE FUND - Information pertaining to the Directors and Officers of the Fund is set forth below. The Statement of Additional Information includes additional information about the Directors and is available without charge, upon request, by calling the Fund at 800-423-8383 or by visiting our website at www.newalternativesfund.com.

                                    DIRECTORS

                                                                                            NUMBER OF
                                                                                          PORTFOLIOS IN
                                                   TERM OF              PRINCIPAL         FUND COMPLEX        OTHER
                              POSITION(S)        OFFICE AND           OCCUPATION(S)           TO BE       DIRECTORSHIPS
          NAME,                HELD WITH       LENGTH OF TIME        DURING THE PAST       OVERSEEN BY       HELD BY
     ADDRESS AND AGE             FUND             SERVED(1)            FIVE YEARS          DIRECTOR(2)     DIRECTOR(3)
------------------------   ----------------   ----------------   ----------------------   -------------   -------------
INTERESTED DIRECTORS AND OFFICERS
Maurice L. Schoenwald*         Founder,        1982 to present   Founder, Secretary and         1         None
Longboat Key, FL            Director, Vice                       Vice President,
Age: 88                      President and                       Accrued Equities, Inc.
                               Secretary

David J. Schoenwald*           Founder,        1982 to present   President, Accrued             1         None
Huntington Bay, NY             Director,                         Equities, Inc.
Age: 59                     Chairperson of
                              the Board,
                             President and
                               Treasurer

Murray D. Rosenblith*          Director          Since 2003      Administrator, Accrued         1         None
Brooklyn, NY                                                     Equities, Inc. (2008
Age: 57                                                          to present); Former
                                                                 Executive Director,
                                                                 A.J. Muste Memorial
                                                                 Institute, an
                                                                 organization concerned
                                                                 with exploration of
                                                                 the link between
                                                                 non-violence and
                                                                 social change (1985 to
                                                                 2008)

Joseph A. Don Angelo             Chief         2007 to present   Accountant and Owner,          1         None
Syosset, NY 11791             Compliance                         Don Angelo and
Age: 60                         Officer                          Associates, CPAs P.C.
                                                                 (1984-Present)

                                                                                            NUMBER OF
                                                                                          PORTFOLIOS IN
                                                   TERM OF              PRINCIPAL         FUND COMPLEX        OTHER
                              POSITION(S)        OFFICE AND           OCCUPATION(S)           TO BE       DIRECTORSHIPS
          NAME,                HELD WITH       LENGTH OF TIME        DURING THE PAST       OVERSEEN BY       HELD BY
     ADDRESS AND AGE             FUND             SERVED(1)            FIVE YEARS          DIRECTOR(2)     DIRECTOR(3)
------------------------   ----------------   ----------------   ----------------------   -------------   -------------
INDEPENDENT DIRECTORS
Sharon Reier                 Director and         Director       Financial Journalist,          1         None
Coconut Creek, FL and      Vice-Chairperson      Since 1982;     Business Week &
Paris, France                of the Board     Vice-Chairperson   International Herald
Age: 62                                          Since 2008      Tribune; Former
                                                                 Regional Editor,
                                                                 Financial World
                                                                 Magazine; Former
                                                                 Editor with Board
                                                                 Room; Former
                                                                 Contributing Editor,
                                                                 Institutional
                                                                 Investor; Former
                                                                 Staff, Forbes &
                                                                 American Banker.

Preston V. Pumphrey          Director and        Since 2003      Retired CEO and Former         1         None
Syosset, NY                      Audit          (Director and    owner, Pumphrey
Age: 74                        Committee            Audit        Securities, Inc., a
                              Chairperson        Committee)      registered securities
                                                                 broker/dealer; Former
                                                                 Adjunct Professor of
                                                                 Finance, C.W. Post
                                                                 College; NASD Dispute
                                                                 Resolution Board of
                                                                 Arbitrators (June 2002
                                                                 to Present); Director,
                                                                 American Red Cross of
                                                                 Nassau County, NY.

Susan Hickey                 Director and        Since 2005      Accounting Software            1         None
East Northport, NY               Audit                           Developer, Accountants
Age: 56                        Committee                         World (formerly Micro
                                Member                           Vision Software,
                                                                 Inc.); Former IRS Tax
                                                                 Return Auditor; BA
                                                                 International Affairs,
                                                                 Stonehill College,
                                                                 North Easton, MA.

                                                                                            NUMBER OF
                                                                                          PORTFOLIOS IN
                                                   TERM OF              PRINCIPAL         FUND COMPLEX        OTHER
                              POSITION(S)        OFFICE AND           OCCUPATION(S)           TO BE       DIRECTORSHIPS
          NAME,                HELD WITH       LENGTH OF TIME        DURING THE PAST       OVERSEEN BY       HELD BY
     ADDRESS AND AGE             FUND             SERVED(1)            FIVE YEARS          DIRECTOR(2)     DIRECTOR(3)
------------------------   ----------------   ----------------   ----------------------   -------------   -------------
Jonathan D. Beard              Director          Since 2005      Self-employed                  1         None
New York, NY                                                     Freelance Journalist
Age: 61                                                          for various American
                                                                 and European Science
                                                                 Magazines; Lifetime
                                                                 Member, Sierra Club
                                                                 and New York-New
                                                                 Jersey Trails
                                                                 Conference; Graduate
                                                                 of Columbia University
                                                                 1970.

----------
(1) Each Director holds office until the next meeting of shareholders at which Directors are elected following his or her election or appointment and until his or her successor has been elected and qualified.

(2)  Currently, there is only one portfolio and no fund complex.

(3) Includes directorships of companies required to report to the SEC under the Securities Exchange Act of 1934, as amended (i.e., "public companies"), or other investment companies registered under the 1940 Act.

* "Interested person", as defined in section 2(a)(19) of the 1940 Act. Maurice L. Schoenwald is Secretary and minority shareholder of Accrued Equities, Inc., the Fund's investment advisor. David Schoenwald is majority shareholder and President of Accrued Equities, Inc. Murray D. Rosenblith is considered an "interested person" as a result of his employment with Accrued Equities, Inc.

                      [This Page Intentionally Left Blank]

                      [This Page Intentionally Left Blank]

ITEM 2. CODE OF ETHICS.

     (a) The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

     (c) There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

     (d) The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item's instructions.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

As of the end of the period covered by the report, the Registrant's Board of Directors has determined that Preston Pumphrey is qualified to serve as an audit committee financial expert serving on its audit committee and that he is "independent," as defined by Item 3 of Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

AUDIT FEES

     (a) The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $18,000 for 2007 and $18,750 for 2008.

AUDIT-RELATED FEES

     (b) The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item are $0 for 2007 and $0 for 2008.

TAX FEES

     (c) The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $0 for 2007 and $2,000 for 2008. The fees billed were for review by the principal accountant of the registrant's Federal tax returns.

ALL OTHER FEES

     (d) The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for 2007 and $0 for 2008.

     (e)(1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

          The Audit Committee will be responsible for evaluating the provision of non-audit services to the Company as required by Section 201 of the Sarbanes-Oxley Act of 2002 and the rules and regulations promulgated thereunder (collectively, the "2002 Act") and any pre-approval requests submitted by the independent accountants as required by
          Section 202 of the 2002 Act.

     (e)(2) The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

               (b)  Not applicable

               (c)  100%

               (d)  Not applicable

     (f) The percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was 0%.

     (g) The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $0 for 2007 and $0 for 2008.

     (h)  Not applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. INVESTMENTS.

(a) Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)  Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)),
or this Item.

ITEM 11. CONTROLS AND PROCEDURES.

     (a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the
          Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

     (b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

     (a)(1) Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is incorporated by reference to Exhibit
          (a)(1) of the Registrant's Form N-CSR filed on March 8, 2007 (Accession No. 0001116502-07-000455).

     (a)(2) Certifications pursuant to Rule 30a-2(a) under the 1940 Act and
          Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

     (a)(3) Not applicable.

     (b)  Certifications pursuant to Rule 30a-2(b) under the 1940 Act and
          Section 906 of the Sarbanes- Oxley Act of 2002 are attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant) New Alternatives Fund, Inc.


By (Signature and Title)* /s/ David J. Schoenwald
                          --------------------------------------------
                          David J. Schoenwald, Chief Executive Officer
                          (principal executive officer)

Date 2/23/2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)* /s/ David J. Schoenwald
                          --------------------------------------------
                          David J. Schoenwald, Chief Executive Officer
                          (principal executive officer)

Date 2/23/2009


By (Signature and Title)* /s/ David J. Schoenwald
                          --------------------------------------------
                          David J. Schoenwald, Chief Financial Officer
                          (principal financial officer)

Date 2/23/2009

* Print the name and title of each signing officer under his or her signature.